UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicates by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Standex International Corporation

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On July 30, 2026, the registrant issued a press release announcing earnings for the fourth quarter ended June 30, 2026. A copy of the release is furnished herewith as Exhibit 99 and is incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to item 2.02 of Form 8-K.

ITEM 5.02 DEPARTING DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS TO CERTAIN OFFICERS

On July 30, 2026, Alan J. Glass, Vice President, Chief Legal Officer & Secretary, and a named executive officer, notified the Company of his intent to retire from the Company. Mr. Glass’s retirement is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Glass intends to remain with the Company on a full-time basis through September 30, 2026, but will relinquish his officer role once his successor has been appointed.   From October 1, 2026, until January 4, 2027, Mr. Glass will remain an employee on a reduced schedule to continue to assist in a smooth transition to his successor and to assist with ongoing projects. During that timeframe, he will receive his current base salary reduced to an amount commensurate with the reduced schedule.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits – The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K.

Exhibit No.	Description

99	Press Release of Standex International Corporation dated July 30, 2026 regarding Fourth Quarter Financial Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/	Ademir Sarcevic
Ademir Sarcevic
Chief Financial Officer

Date: July 30, 2026

Signing on behalf of the registrant and as principal financial officer